UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            March 4, 2005

Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)

(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURE

ITEM 8.01 OTHER EVENTS

On March 4, 2005, Fitch Ratings (“Fitch”) lowered its senior unsecured rating on Delphi Corporation (the “Company”) to ‘BB+’ from ‘BBB-’, its trust preferred rating to ‘BB-’ from ‘BB+’, and its commercial paper rating to ‘B’ from ‘F3’ and has placed the Company on Rating Watch Negative.

Also on March 4, 2005, Standard & Poor’s Rating Services (“S&P”) placed its ‘BB+’ corporate credit and senior unsecured ratings of the Company on CreditWatch with negative implications.

On March 8, 2005, Moody’s Investors Service (“Moody’s”) lowered its debt ratings on the Company’s senior unsecured debt to ‘Ba2’ from ‘Baa3’ and its short-term ratings for commercial paper to ‘Not-Prime’ from ‘Prime-3.’ Moody’s also assigned a ‘Ba2’ Senior Implied Rating and a ‘Ba2’ Senior Unsecured Issuer Rating to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)

Date: March 10, 2005

By: /s/ JOHN D. SHEEHAN
(John D. Sheehan, Acting Chief Financial Officer, Chief Accounting Officer and Controller)